CENTURA FUNDS, INC.
                        SUPPLEMENT DATED JANUARY 2, 1997
                   TO CLASS C PROSPECTUS DATED AUGUST 28, 1996

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     Effective January 1, 1997 BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") became the successor Administrator to Furman Selz LLC. The Company's principal place of business is 3435 Stelzer Road, Columbus, Ohio 43219. The Company's Distributor remains Centura Funds Distributor, Inc., and is an affiliate of BISYS. All services formerly provided to the Company by Furman Selz LLC are now performed by BISYS and all references to Furman Selz LLC in the Prospectus shall refer to BISYS.

                       SUPPLEMENT DATED NOVEMBER 11, 1996
                   TO CLASS C PROSPECTUS DATED AUGUST 28, 1996

     Effective November 9, 1996 BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. BISYS will perform the same services as Furman Selz LLC, at the identical fees. All references to Furman Selz LLC as Transfer Agent in the Prospectus shall refer to BISYS.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "EXCHANGE OF FUND SHARES"

EXCHANGE BY MAIL

     The provision in the last sentence of this paragraph regarding signature guarantees is deleted.

EXCHANGE BY TELEPHONE (The following sentence is added at the end of this section):

     Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.


PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "REDEMPTION OF FUND SHARES"

REDEMPTION METHODS (The following sentence is added at the end of this paragraph):

     Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see "Signature Guarantees" below); and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY MAIL (The following sentence replaces (e) of this section):

     (e) If the redemption request is to be sent to someone other than the registered address, a signature guarantee is necessary by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, brokers-dealers, credit unions and savings associations.

BY TELEPHONE {The following sentence is added at the end of this section):

     Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "FUND SHARE VALUATION" (This first sentence of this section now reads as follows):

     The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "DIVIDENDS, DISTRIBUTIONS, AND
FEDERAL INCOME TAXATION"

     The last sentence of the fourth paragraph stating, "Investors who redeem all or a portion of their Fund shares prior to a dividend payment date will be entitled on the next payment date to all dividends declared but unpaid on those shares at the time of their redemption", is deleted.

(The following is added at the end of this section):

If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable check or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "OTHER INFORMATION"

SHAREHOLDER INQUIRIES (This section now reads as follows):

     All Shareholder inquiries should be directed to Centura Funds, P.O. Box 182485, Columbus, Ohio 43218-2485. General and Account Information: (800) 44CENTURA (442-3688).

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